CLOSING AGREEMENT

         THIS CLOSING AGREEMENT dated as of March 30th, 2001 (the "Agreement") by and among FAVE Channel Corp., a Florida corporation ("FAVE") and Go2America, LLC, a Wisconsin limited liability company ("G2A"), and the individual members of G2A, Timothy Kostka ("Kostka"), Mitchell Viegut ("Viegut") and Wayne Christianson ("Christianson"). For purposes of this Agreement, Kostka, Viegut, and Christianson shall sometimes collectively be referred to as the "G2A Members".

                                    PREAMBLE

         WHEREAS, the FAVE and G2A have entered into a certain Purchase and Contribution Agreement dated the 30th day of March, 2001, which Purchase and Contribution Agreement provides for the combination of certain assets of both G2A and FAVE by creation of a new subsidiary of FAVE ("NEWCO") and the contribution of certain assets of FAVE and G2A to NEWCO.

         WHEREAS, the parties wish to close the transaction contemplated by the Purchase and Contribution Agreement as of a mutually acceptable date and time, subject only to reasonable agreement between the parties as to the content of the schedules, exhibits, ancillary documents and conveyance documents.

         NOW THEREFORE, the parties hereby agree as follows:

     1. That the Closing Date of the transaction described in the Purchase and Contribution Agreement shall be March 30, 2001.

     2. That the parties shall work diligently following the closing date to create and enter all ancillary documents and conveyance documents called for in the Purchase and Contribution Agreement.

     3. Each party shall be responsible for creating Schedule pages applicable to their business, such as equipment lists, transferred asset lists, lease descriptions, excluded asset lists, and other relevant schedules referred to in the Purchase and Contribution Agreement subject to review and approval by the other party.

     4. FAVE shall be responsible for preparation of Registration Rights Agreement subject to review and approval by G2A.

     5. G2A shall be responsible for preparation of Voting Agreement subject to review and approval by FAVE.

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Closing Agreement                                                 March 30, 2001

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     6.   Each party shall be responsible for preparing resolutions and consents approving the transaction for their respective companies, subject to review and approval by the other party.

     7. G2A, with the assistance and cooperation of FAVE, shall be responsible for preparing Assignment of Patent for the Viper Technology, including the development of the final patent, filing, paperwork, working with our patent attorney and hiring an engineer to enhance and modify the patent as necessary to protect the uniqueness of the patented technology, no later than May 15th, 2001 subject to review and approval by FAVE.

     8. G2A shall be responsible for preparing format Assignment Agreement (Bill of Sale) for use by both parties to convey their respective assets to NEWCO.

     9. G2A shall be responsible for creation of Articles of Incorporation, Bylaws, and other organizational documents for NEWCO, subject to review and approval by FAVE.

     10. FAVE, with the assistance and cooperation of G2A, shall immediately commence pursuit of all FCC approvals, consents and other actions necessary to place the FCC frequencies in all Markets into good standing and under the operational control of NEWCO.

     11. The parties agree that the initial Board of Directors of NEWCO to be appointed by FAVE as the 80% shareholder in NEWCO shall consist of Mitch Viegut, Wayne Christianson, Timothy Kostka, Mel Rosen and Eric Lefkowitz.

     12. The parties agree that the initial designee of G2A on the FAVE Board of Directors shall be Mitch Viegut.

     13. The parties agree that the initial officers of NEWCO shall be Mitch Viegut, Chief Executive Officer, Wayne Christianson, President, and Timothy Kostka, Secretary/Treasurer.

     14. Subject to reasonable approval by the parties to all of the Schedules, Exhibits, Conveyance Documents and other documents relevant to the Closing contemplated by the Purchase and Contribution Agreement, the transaction shall be deemed closed as of the date set forth above.

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Closing Agreement                                                 March 30, 2001

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     15.  If there is any conflict between this Closing Agreement and the
          Purchase and Contribution Agreement, the Purchase and Contribution agreement dated March 30, 2001 controls.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

5th AVENUE CHANNEL CORPORATION



         By: /s/ MEL ROSEN
             ------------------------------
             Mel Rosen, Its CEO/President


Go2America, LLC



         By: /s/ MITCHELL VIEGUT
             ------------------------------
             Mitchell Viegut

         Its: Member



         By: /s/ TIMOTHY KOSTKA
             ------------------------------
             Timothy Kostka

         Its: Member



         By: /s/ WAYNE CHRISTIANSON
             ------------------------------
             Wayne Christianson

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Closing Agreement                                                 March 30, 2001

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/s/ TK   Int.
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         Its: Member


Go2America, LLC Members, Individually



         By: /s/ MITCHELL VIEGUT
             ------------------------------
             Mitchell Viegut

         Its: Member



         By: /s/ TIMOTHY KOSTKA
             ------------------------------
             Timothy Kostka

         Its: Member



         By: /s/ WAYNE CHRISTIANSON
             ------------------------------
             Wayne Christianson

         Its: Member


                                      -4-
Closing Agreement                                                 March 30, 2001

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/s/ TK   Int.
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